UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 25, 2009
RAMCO-GERSHENSON PROPERTIES TRUST

(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (248) 350-9900
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 7.01 Regulation FD Disclosure.
On March 25, 2009, the Trust issued the Press Release attached hereto as Exhibit 99.1. Such press release related to the Trust’s determination to review strategic and financial alternatives and adoption of a shareholder rights plan; such press release also referred to a letter received by the Trust from Equity One, Inc. A copy of that letter is attached hereto as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

99.1	Press Release dated March 25, 2009.

99.2	Letter from Equity One, Inc.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST
Date: March 25, 2009	By:	/s/ Richard J. Smith
Richard J. Smith
Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated March 25, 2009.

99.2	Letter from Equity One, Inc.

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